EXHIBIT 10.69

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR QUALIFIED UNDER ANY STATE SECURITIES LAW IN RELIANCE UPON EXEMPTIONS THEREFROM. THE SECURITIES MAY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED TO BE SO TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION SHALL NOT VIOLATE ANY FEDERAL OR STATE SECURITIES LAWS.

                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

         This NOTE PURCHASE AGREEMENT ("Agreement") is dated January 28, 2004 between the purchaser identified on the signature page hereto and any assignee of such person ("Purchaser"), and HiEnergy Technologies, Inc., a Delaware corporation ("Company").

1. PURCHASES AND SALE.

                  (a)      TERMS OF SALE.

                           (1) Purchaser agrees to buy and the Company agrees to
                  sell and issue to Purchaser, at the First Closing, for an aggregate purchase price of One Hundred and Eighty- Five Thousand Dollars ($185,000) in cash (the "Minimum Purchase Price"): (a) a two-year promissory note in substantially the form attached hereto as Attachment A (the "First Note") in an original principal amount equal to the Minimum Purchase Price and having a conversion rate of $0.45 of principal amount or accrued interest for each one whole share of the Company's authorized and previously unissued common stock, par value $0.001 per share ("Common Stock") with principal and simple interest of 5% per annum due in full at maturity; (b) a 120-day warrant to purchase Common Stock in substantially the form attached hereto as Attachment B (the "120-day Warrant") with an initial exercise price of $0.75 per share, subject to adjustment, covering the number of shares of Common Stock that could be purchased at that price with an amount equal to the Minimum Purchase Price; (c) a 1-year warrant to purchase Common Stock in substantially the form attached hereto as Attachment B (the "1-year Warrant") with an exercise price of $1.25 per share covering the number of shares of Common Stock that could be purchased at that price with an amount equal to the Minimum Purchase Price; (d) a 240-day warrant to purchase Common Stock in substantially the form attached hereto as Attachment B (the "240-day Warrant") with an exercise price of $1.50 per share covering the number of shares of Common Stock that could be purchased at that price with an amount equal to the sum paid by the Purchaser to exercise the 120-day warrant mentioned in clause (b) above; and (e) a 180-day warrant to purchase Common Stock in substantially the form attached hereto as Attachment B (the "180-day Warrant") with an initial exercise price of $0.45 per share, subject to adjustment, covering the number of shares of Common Stock that could be purchased at that price with an amount equal to the Minimum Purchase Price.



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

                  (2) Purchaser may elect, in Purchaser's sole discretion, to buy, in whole or in part, at the Second Closing, for an aggregate purchase price of up to Four Hundred Thousand Dollars ($400,000) (the "Additional Purchase Price"): (a) a two-year promissory note in substantially the form attached hereto as Attachment A (the "Closing Note") in an original principal amount equal to the Additional Purchase Price and having a conversion rate of $0.45 of principal amount or accrued interest for each one whole share of the Company's authorized and previously unissued common stock, par value $0.001 per share ("Common Stock") with principal and simple interest of 5% per annum due in full at maturity; (b) a 120-day warrant to purchase Common Stock in substantially the form attached hereto as Attachment B (the "120-day Warrant") with an initial exercise price of $0.75 per share, subject to adjustment, covering the number of shares of Common Stock that could be purchased at that price with an amount equal to the Additional Purchase Price; (c) a 1-year warrant to purchase Common Stock in substantially the form attached hereto as Attachment B (the "1-year Warrant") with an exercise price of $1.25 per share covering the number of shares of Common Stock that could be purchased at that price with an amount in cash equal to the Additional Purchase Price; and (d) 240-day warrant to purchase Common Stock in substantially the form attached hereto as Attachment B (the "240-day Warrant") with an exercise price of $1.50 per share covering the number of shares of Common Stock that could be purchased at that price with an amount equal to the sum paid by the Purchaser to exercise the 120-day warrant mentioned in clause (b) above.

                  "Effectiveness Date" shall mean the date as of which the Registration Statement, as defined in Section 5 of this Agreement, is declared effective by the Securities and Exchange Commission.

                  "Trading Day" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices) or such other senior United States trading facility as in the issuer may elect; provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  The First Note and the Closing Note (each a "Note" and collectively the "Notes"), the Common Stock issuable under each Note, the Warrants issuable under this Agreement (each a "Warrant" and collectively the "Warrants"), and Common Stock issuable upon exercise of each Warrant, are herein collectively called the "Securities."



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

                  (b) CLOSINGS. The First Closing shall occur concurrently with the execution of this Agreement. The Second Closing shall be held as soon as practicable on or after the third business day after the Effectiveness Date if Purchaser makes the election under Section 1(a)(2) by sending written notice to the Company on or before the third business day after the Effectiveness Date. The First Closing and the Second Closing (each the "Closing" and collectively the "Closings") shall be conducted via telephone and facsimile transmission. At the First Closing, the Purchaser shall pay the Minimum Purchase Price by wire transfer against delivery to the Purchaser by facsimile of the First Note and the Warrants. At the Second Closing, the Purchaser shall pay the Additional Purchase Price either in cash by check or by wire transfer, or by cancellation of debt owed or assigned to Purchaser or Purchaser's heirs or legally permitted successors and assigns, in either case against delivery to the Purchaser by facsimile of the Second Note and the Warrants.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser:

         (A) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

         (B) AUTHORIZATION. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation of the transaction contemplated hereby have been duly authorized by all necessary action on the part of the Company, the undersigned is duly authorized to execute this Agreement on behalf of the Company, and no further action is required by the Company or its shareholders for the Company to execute and consummate this Agreement and the transactions contemplated hereby. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, and assuming the valid execution hereof by the Purchaser, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except
         (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally,
         (b) as enforceability of any indemnification and contribution provisions may be limited under the federal and state securities laws and public policy, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (C) NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the


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

         transactions contemplated hereby does not and will not: (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws (each as amended through the date hereof), or
         (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment or acceleration (with or without notice, lapse of time or both) of, any material agreement or indebtedness to which the Company is a party or by which any material property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, decree or other restriction of any court, governmental authority or stock market to which the Company or the Common Stock is subject.

         (D) ISSUANCE OF THE SECURITIES. The Notes and the Warrants are duly authorized and, when issued and paid for in accordance with the terms hereof, will be legally issued, fully paid and nonassessable, free and clear of all liens and encumbrances (other than any that are the result of any action or inaction of the Purchaser). The shares issuable upon conversion of the Notes and exercise of the Warrants, when paid for in accordance with the terms of the Warrant, will be legally issued, fully paid and nonassessable, free and clear of all liens and encumbrances (other than any that are the result of any action or inaction of the Purchaser).

         (F) DISCLOSURE. Neither the Company nor any other Person acting on its behalf has provided the Purchaser or their agents or counsel with any information that constitutes or may, in the Company's opinion, constitute material non-public information.

         (G) CAPITALIZATION. The authorized capital stock of the Company is comprised of 100,000,000 shares of Common Stock, par value $.001 per share, and 1,000,000 shares of Preferred Stock, par value $1.00 per share. As of December 12, 2003, there were 31,218,611 shares of Common Stock and no shares of Preferred Stock outstanding. The Company has a sufficient amount of authorized and unissued shares of Common Stock to reserve for issuance, under the Notes and the Warrants, the maximum number of shares issuable thereunder initially.

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

         (A) VALIDITY. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Company, this Agreement shall constitute the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except
         (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally,
         (b) as enforceability of any indemnification and contribution provisions may be limited under the federal and state securities laws and public policy, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.



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

         (B) NO CONFLICTS. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby does not and will not (i) conflict with or violate any provision of the Purchaser's or Company's certificate of incorporation or bylaws (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment or acceleration (with or without notice, lapse of time or both) of, any material agreement or indebtedness to which the Purchaser is a party or by which any material property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any order, judgment or decree of any court to which the Purchaser is subject.

         (C) INVESTMENT REPRESENTATIONS.

                  (i) The Purchaser is capable of bearing the economic risks of this investment, including the possible loss of the entire investment;

                  (ii) The Securities are being acquired for investment only and for the Purchaser's own account and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling any of the Securities;

                  (iii) The Purchaser understands that the Securities have not been qualified under the Delaware Securities Act, as amended, (the "Law") or any other applicable state securities laws and that the Securities have not been registered under the Securities Act of 1933, as amended, (the "Act"), and are being offered and sold pursuant to exemptions thereunder, and that in this connection the Company is relying on the Purchaser's representations set forth in this Note Purchase Agreement;

                  (iv) The Purchaser understands and agrees that the Securities may not be offered or transferred in any manner unless (i) the Securities are subsequently registered under the Act and any applicable state securities laws, or (ii) an opinion of counsel satisfactory to the Company has been rendered stating that such offer or transfer will not violate any applicable federal or state securities laws;

                  (v) The Purchaser understands and agrees that in addition to any other restrictive legend which may be imposed on the certificates, the certificates evidencing said Securities will bear substantially the following legend or a similar legend:

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO SEC RULE 144 (IF AVAILABLE) OR THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.



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

                  (vi) The Purchaser is an Accredited Investor as defined in Regulation D under the Act;

                  (vii) By executing this Note Purchase Agreement, the Purchaser hereby acknowledges receipt of all such information as the Purchaser deems necessary and appropriate to enable the Purchaser to evaluate the merits and risks in acquiring the Securities. The Purchaser acknowledges receipt of satisfactory and complete information covering the business and financial condition of the Company, including the opportunity to obtain information regarding the Company's financial status, in response to all inquiries in respect thereof. The Purchaser has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of acquiring the Securities and the capacity of protecting its own interests in the transaction;

                  (viii) The Purchaser has been furnished with the materials relating to the Company and the offering of the Securities which he has requested, and has been afforded the opportunity to make inquiries concerning the Company and such matters as the Purchaser has deemed necessary, and has further been afforded the opportunity to obtain any additional information required by the Purchaser to the extent the Company possesses such information or could acquire it without unreasonable effort or expense;

                  (ix) The Purchaser has substantial means of providing for its current needs and contingencies and has no need for liquidity in this investment;

                  (x) The Purchaser has determined that the Securities are a suitable investment for it and that it could bear a complete loss of its entire investment;

                  (xi) The Purchaser has relied on its own tax and legal advisor and its own investment counselor with respect to the income tax and investment considerations of a purchase of the Securities;

                  (xii) The Purchaser did not learn of the offering described herein through any general advertising or other literature, and it has relied only on the information furnished or made available to them by the Company described above;

                  (xiii) No representations or warranties have been made to the Purchaser by the Company, its officers, directors or shareholders or any persons acting on behalf of the Company, or any affiliates of any of them, other than the representations set forth herein; and

                  (xiv) The foregoing representations, warranties and agreements of the Purchaser shall survive the sale and issuance of the Securities to the Purchaser.



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

4. PAYMENT. The Purchaser has paid the Minimum Purchase Price and may pay the Additional Purchase Price by delivery to the Company within two (2) Trading Days hereof an amount in United States dollars equal to the Additional Purchase Price, via check or wire transfer of immediately available funds to an account designated in writing by the Company for such purpose or by delivery of an instrument of cancellation or a surrender of any note or instrument of indebtedness signed by the Seller. The Seller shall within one (1) Trading Day thereafter deliver the Note to the Purchaser. On the Closing Day, the Company will deliver or cause to be delivered to the Purchaser all of the duly executed Notes and Warrants.

5. REGISTRATION RIGHTS. The Company shall use its good faith efforts to cause the preparation and filing of a Registration Statement on Form SB-2 (as amended herein called the "Registration Statement") that includes the shares of Common Stock issuable upon conversion of each Note and exercise of each Warrant to become and remain effective from time to time but not less than the amount of time that everyone receives and the obligation ceases on December 31, 2005 or any earlier date when all the shares issuable under the Note and the Warrants are or may be sold under Rule 144.

6. INTENTIONALLY OMITTED.

7. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement, which shall be deemed fully valid and binding. The parties also agree to forward promptly their original signature on a copy of this Agreement to the other party.

8. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. This Agreement supersedes and merges in any other Note Purchase Agreement entered into between the arties in January 2004. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchaser.

9. SEVERABILITY. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable by any court of competent jurisdiction, the remainder of this agreement shall not be affected thereby, and any invalid or unenforceable provision shall be reformed so as to be valid and enforceable to the full extent permitted by law.

10. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day,
(ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or
(iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Purchaser, addressed to such Purchaser at his last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:



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

                           HiEnergy Technologies, Inc.
                           1601 Alton Parkway, Unit B
                           Irvine, California 92606
                           Attention: President
                           Tel. No.: (949) 757-0855
                           Fax No.: (949) 757-1477

Any party hereto may from time to time change its and its counsel's address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

                            [SIGNATURE PAGE FOLLOWS]



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
         IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                  COMPANY:

                                  HIENERGY TECHNOLOGIES, INC.

                                  By: /s/ B. C. Maglich
                                      --------------------------------------
                                  Name: Bogdan C. Maglich

                                  Title: Chairman, Chief Executive Officer and
                                         Treasurer

                                  PURCHASER:

                                  Print or Type  Name in which  Title is to be
                                  Held:

                                  By: /s/ N. J. Yocca
                                      ---------------------------------------
                                  Name: Nicholas J. Yocca
                                  Title: An Individual

                                   ASSIGNMENT

The Purchaser may in the future assign the foregoing Agreement to an assignee of the Purchaser's choice. The Purchaser may use the following assignment form.

FOR VALUE RECEIVED, the above-signed Purchaser, pursuant to the provisions of the within Note Purchase Agreement hereby assigns and transfers unto ____________________________ the rights, titles and interests of Purchaser under the within Note Purchase Agreement and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the Note and Warrant W-__ on the books of the within-named Company.

                                    ASSIGNOR

Dated: _________________            Signature:_______________
Name:_______________
Title:________________

                                    Assignee:____________________________
                                    Address:_____________________________


                                    Tax ID. No.:__________________________




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
                                 Exhibit 10.69

                                  ATTACHMENT A

                 TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE RESOLD OR HYPOTHECATED BY THE HOLDER UNLESS SUCH TRANSFER COMPLIES WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT. ACCEPTANCE OF THIS NOTE CONSISTUTES THE HOLDER'S REPRESENTATION THAT THE HOLDER TAKES THIS NOTE FOR INVESTMENT AND NOT WITH A VIEW TO RESALE OR DISTRIBUTION.

                                                                     Note No. __

                              UNSECURED CONVERTIBLE
                                 PROMISSORY NOTE

$ _____________                                                ___________, 2004
Irvine, California

         HiEnergy Technologies, Inc., a Delaware corporation ("Maker"), for value received, hereby promises to pay ___________, or order ("Holder"), at __________________ , or at such other place as designated in writing by Holder, the principal sum of ___________________ Thousand Dollars ($______), with interest thereon at the rate of five percent (5%) per annum on the then outstanding principal balance computed on the basis of a 365-day year and charged on the basis of actual days elapsed. The outstanding principal balance, together with all accrued and unpaid interest shall all be due and payable in full on or before 5:00 p.m., California time, _________, 2006 (the "Maturity Date"). All sums payable pursuant hereto shall be payable in lawful money of the United States of America. Payments made under this Note shall be first credited to fees or costs due under this Note, then to accrued interest and lastly to outstanding principal. Unpaid interest shall be added to principal on each anniversary of the date of this Note and bear like interest.

                              TERMS AND CONDITIONS

         Section 1. Prepayment. Maker may prepay this Note in whole or in part, without penalty, at any time and from time to time upon thirty days prior written notice to Holder (the "Notice").

         Section 2. Default. If any of the following events (each hereinafter called individually an "Event of Default") shall occur:

                  (a) If Maker shall default in the payment of any amount on this Note when the same shall become due and payable, whether at maturity or by acceleration or otherwise, or otherwise default under this Note; or

                  (b) If Maker shall make an assignment for the benefit of creditors; or

                  (c) If Maker shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent under the present or any future Federal Bankruptcy Act or other applicable federal, state or other statute, law or regulation; or

                  (d) In the event of a liquidation, dissolution or winding up of the Maker, whether voluntary or involuntary, or a sale, or a series of related sales, of all or substantially all of the assets of the Maker, or a sale, or a series of related sales, or exchange, of capital stock of the Maker, either by the Maker or its shareholders, such that the Maker's shareholders immediately before such transaction do not hold (by virtue of such shares or securities issued solely with respect thereto) more than fifty percent (50%) of the voting power of the surviving or continuing entity, or a merger, consolidation, acquisition of property or shares, separation or reorganization of the Maker with one or more entities, corporate or otherwise, as a result of which the Maker is not the surviving corporation or as a result of which the holders of stock of the Maker as of prior to the transaction do not hold (by virtue of such shares or securities issued solely with respect thereto) more than fifty percent (50%) of the voting power of the surviving or continuing entity; or

                  (e) In the event the Maker redeems, purchases or otherwise acquires for value, any share or shares of its equity securities other than an aggregate of up to 5% of the then outstanding shares issued to employees and consultants of the Maker pursuant to agreements giving the Maker a right or duty to repurchase such shares upon termination of employment with the Maker, or declares or pays any dividends on or declares or makes any other distribution (other than a dividend payable on the Common Stock solely in shares of Common Stock or rights or options to purchase Common Stock) on account of any of its equity securities or sets apart any sum for any such purpose;

then, and in each and every such case, the Holder of this Note may by notice in writing to the Maker declare all amounts under this Note to be forthwith due and payable (except that, in the case of an Event of Default under either Section 2(b) or Section 2(c), this Note shall become immediately due and payable without notice) and thereupon the balance shall become so due and payable, without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived. The Maker shall give promptly a written notice to Holder of the occurrence or the approval by the Maker or its Board of Directors of any and all of the foregoing events, and in any of the events under Section 2(d) or Section 2(e), such notice shall be given at least fifteen (15) days prior to the anticipated effective date of the transaction. In addition, upon an Event of Default, Holder may exercise any and all other rights and remedies Holder has at law, in equity or otherwise. All remedies are cumulative. No single or partial exercise of Holder of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right.

         Section 3. No Waiver. No waiver by Holder of any default of breach by Maker under this Note shall be implied from any delay or omission by Holder to take action on account of such default if such default persists or is repeated; no express waiver shall affect any default other than the default expressly made the subject of the waiver and any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Holder to or of any act by Maker requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

         Section 4. Collection Costs. Maker covenants that, upon an Event of Default, it shall pay to the person entitled to receive such payment such further amount, to the extent lawful, as shall be sufficient to cover the cost and expense of collection and enforcement of this Note, including reasonable attorneys' fees and costs, court costs, costs of appeal and costs of collection and enforcement of any judgment.

         Section 5. Successors/Liability. This Note shall be binding upon the heirs, successors and assigns of Maker and shall inure to the benefit of Holder and its successor and assigns. Diligence, demand, notice, presentment, notice of intent to accelerate the maturity of this Note are waived by Maker. This Note shall be governed by and construed in accordance with the laws of the State of New York.

         Section 6. Compliance with Law. It is Maker's and Holder's intention to comply with any applicable usury law. In furtherance of this intention of Holder and Maker, all agreements between Maker and Holder are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money under this Note exceed the maximum permissible under applicable law. If, for any reason whatsoever, fulfillment of any provision hereof shall be prohibited by law, the obligation to be fulfilled shall be reduced to the maximum amount so prohibited, and if for any reason Holder should have received as interest an amount which would exceed the highest lawful rate, such amount which would be in excess of the permitted interest shall, at Holder's option, be applied to the reduction of principal of this Note and not to the payment of interest, or be refunded to Maker. This provision shall control any other provision of all agreements between Maker and Holder.

         Section 7. Transfer. Subject to the restrictions and limitations on transfer under federal or state securities laws, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor, dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered, will be issued to and registered in the name of the transferee or transferees.

         Section 8. Note Register. This Note is transferable only upon the books of the Maker that Maker shall maintain for such purpose. The Maker may treat the registered holder of this Note as he or it appears on the Maker's books at any time as the Holder for all purposes.

         Section 9. Loss, Etc., of Note. Upon receipt of evidence satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note, and of indemnity reasonably satisfactory to the Maker if lost, stolen or destroyed, and upon surrender and cancellation of this Note if mutilated, the Maker shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

         Section 10. Authorization. Maker represents and warrants to Holder that the undersigned are duly elected and acting officers of Maker, holding the offices indicated below, and duly and validly authorized by the Maker's Bylaws to execute and deliver and cause the Maker to perform this Note without any further corporate action.

         Section 11. Conversion. The Holder shall have the right to convert (the "Conversion Right"), on the terms and conditions hereinafter set forth, the principal amount and accrued interest, costs or other charges of this Note that is then outstanding, in whole or in part, into a number of shares of Common Stock, $.001 par value ("Stock") of the Maker equal to the result obtained by dividing the principal amount of the Note then outstanding by No Dollars and Forty-five Cents ($0.45), subject to adjustment as described below (the "Conversion Price"). The period during which the Holder shall be entitled to elect to convert this Note then outstanding, or any portion thereof, into Stock of Maker pursuant hereto shall be from the date of this Note until the latter of the date set for prepayment by the Notice or the date of Holder's receipt of payment of this Note (the "Conversion Period"). If Holder fails to make such election to convert the then outstanding principal amount of this Note, in the manner hereinafter set forth, within the Conversion Period, the Conversion Right granted hereunder shall terminate automatically and be of no further force or effect with respect to the portion of this Note so repaid. In the event Notice is withdrawn by Maker prior to payment, or for any reason payment is not made on the date set in the Notice, the Conversion Right granted under this Section 11 shall not terminate and, the Holder shall again have the Conversion Right granted under this Section with respect to the principal amount of this Note then outstanding. If the Holder desires to convert all or part of this Note, on the terms set forth in this Section, into Stock, then, during the Conversion Period, the Holder must give written notice to Maker of such Holder's election to convert this Note as aforesaid, which election shall be irrevocable. Then, the Maker will cause one or more stock certificates evidencing the Holder's ownership of the number of Conversion Shares into which this Note has been converted as aforesaid to be delivered promptly to the Holder against surrender to Maker of the original of this Note or a replacement for a lost, stolen or destroyed Note. The Maker shall cause the Conversion Price to be adjusted from time to time in case Maker shall (i) pay a dividend or other distribution of shares of the Stock to the holders of the outstanding shares of such class of Stock, (ii) subdivide the outstanding shares of the class of Stock into which this Note is convertible into a greater number of shares, (iii) combine the outstanding shares of Stock into which this Note is convertible into a smaller number of shares, or (iv) merge or otherwise reorganize or reclassify the Stock. In the event of each of the foregoing, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of the Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Stock, or other shares or property, which he would have owned or have been entitled to receive had the Note been converted immediately prior to the happening of such event at the same aggregate Conversion Price. An adjustment made pursuant to this Section shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision or combination. Such adjustments will be made sequentially upon the happening of more than one of the events described above. In the event the Issuer at any time or from time to time after the Closing shall issue any options or convertible securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such options or, in the case of convertible securities and options therefore, the conversion or exchange of such convertible securities, shall be deemed to be New Shares of Common Stock issued as of the time of such issue, provided that in any such case in which New Shares of Common Stock are deemed to be issued, no further adjustment to the Conversion Price shall be made pursuant to Section 11 upon the subsequent issue of convertible securities or shares of Common Stock upon the exercise of such options or conversion or exchange of such convertible securities.


12. Ownership Cap and Certain Conversion Restrictions.

         Notwithstanding any other provision hereof or of the Amended and Restated Note Purchase Agreement dated as of January 28, 2004 between the Company and the Holder (the "Note Purchase Agreement"), in no event (except (i) as specifically provided herein as an exception to this provision, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock, or (iii) after the Maturity Date or any notice of prepayment) shall the Holder be entitled to convert any portion of this Note, or shall the Company have the obligation to convert such Note (and the Company shall not have the right to pay interest hereon in shares of Common Stock) to the extent that, after such conversion or issuance of stock in payment of interest, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or other convertible securities or of the unexercised portion of warrants or other rights to purchase Common Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Notes with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with
Section 12 of the Securities Exchange Act of 1934, as amended, except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Note, further agrees that if the Holder transfers or assigns any of the Notes to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 12 as if such transferee or assignee were the original Holder hereof. Nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Holder so as to thereafter permit the continued conversion of this Note.

13. Mechanics of Conversion. Conversion pursuant to Section 11 shall be effectuated by faxing a Notice of Conversion (as defined below) to the Company as provided in this Section 13. The Notice of Conversion shall be executed by the Holder of this Note and shall evidence such Holder's intention to convert this Note or a specified portion hereof. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or otherwise delivers the conversion notice ("Notice of Conversion") to the Company so that it is received by the Company on or before such specified date, provided that, if such conversion would convert the entire remaining principal of this Note, the Holder shall deliver to the Company the original Notes being converted no later than five (5) business days thereafter. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (949) 757-1477, Attn: Secretary, provided a copy is sent on the same date to (949)______, Attn: Bogdan C.
Maglich, Chairman. The Company may change the recipients, addresses or fax numbers for such notices by giving notice in writing to Holder from time to time. Certificates representing Common Stock upon conversion ("Conversion Certificates") will be delivered to the Holder at the address specified in the Notice of Conversion (which may be the Holder's address for notices as contemplated by the Note Purchase Agreement or a different address), via express courier, by electronic transfer or otherwise, within five (5) business days (such fifth business day, the "Delivery Date") after the date on which the Notice of Conversion is delivered to the Company as contemplated in this Section
13. The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the provisions of this Section 13 on the Conversion Date.

         IN WITNESS WHEREOF, Maker has caused this Note No.__ to be executed as of the date set forth above.

                          HiEnergy Technologies, Inc.,

                             a Delaware corporation

                             By:
                                 -----------------------------------------
                                 Bogdan C. Maglich
                                 Chief Executive Officer

                                  ATTACHMENT B
                 TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR HIENERGY TECHNOLOGIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                               WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                           HIENERGY TECHNOLOGIES, INC.

                              Expires: ____________

Holder: _________________________
Warrant No.: W-_____
Number of Warrant Shares: __________
Exercise Price: $___ per Warrant Share
Date of Issuance: __________, 2004

         FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, HiEnergy Technologies, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that the Holder or its registered assign or assigns (individually or collectively referred to as the "Holder") is entitled to subscribe for and purchase, during the period defined below in this Warrant as the Term, the number of Warrant Shares indicated above shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable shares of the Issuer's Common Stock, as defined below in this Warrant, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

1. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

         "Board" means the Board of Directors of the Issuer.

         "Business Day" means any day except a Saturday, Sunday or any day on which commercial banks in Irvine, California or New York, New York are authorized or required by law or other government action to close.

         "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

         "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

         "Common Stock" means the Common Stock, par value $0.001 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

         "Effectiveness Date" means the date the Registration Statement is just declared effective by the SEC.

         "Exercise Date" means the date that the amount payable under Section 3(b) is received in full by the Issuer in immediately available U.S. dollar denominated funds in the account of the Issuer at a financial institution designated from time to time by the Issuer pursuant to the Purchase Agreement.

         "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

         "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

         "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

         "Issuer" means HiEnergy Technologies, Inc., a Delaware corporation, and its successors.

         "Majority   Holders"   means  at  any  time  the  Holders  of  Warrants
exercisable for a majority of the Warrant Shares issuable under the Warrants at the time outstanding.

         "New Shares" means shares of Common Stock issued by the Issuer during the Term and on or before January 15, 2005, and any shares of Common Stock that the Issuer is deemed to issue as described below, other than shares of Common Stock issued or issuable or deemed to be issued or issuable:

         (a)  to  officers,  directors,   employees,   consultants,  or  service
providers, pursuant to options on terms approved by the Board;

         (b) to entities with which the Issuer has business relationships pursuant to options on terms approved by the Board;

         (c) pursuant to a conversion or exchange of securities or any other event for which adjustment has already been made pursuant to Section 5(c);

         (d) shares of Common Stock issued or issuable upon exercise of warrants or rights granted to underwriters in connection with a public offering of Common Stock; and

         (e) to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar arms' length transactions with non-affiliates of the Issuer.

         In the event the Issuer at any time or from time to time after the Closing shall issue any options or convertible securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such options or, in the case of convertible securities and options therefor, the conversion or exchange of such convertible securities, shall be deemed to be New Shares of Common Stock issued as of the time of such issue, provided that in any such case in which New Shares of Common Stock are deemed to be issued, no further adjustment to the Warrant Price shall be made pursuant to Section 5(c) upon the subsequent issue of convertible securities or shares of Common Stock upon the exercise of such options or conversion or exchange of such convertible securities.

         "Original Issue Date" means the date of the Closing as defined in the Purchase Agreement.

         "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

         "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

         "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

         "Per Share Market Value" means on any particular date (a) the closing sale price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), or as reported by such other senior United States trading facility as the Issuer may elect, at the close of business on such date, or (b) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) or by such other senior United States trading facility as the Issuer may elect, then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Board, or (c) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Board in good faith; provided, however, that the Majority Holders, after receipt of the determination by the Board, shall have the right to select, jointly with the Issuer, an Independent Appraiser, in which case, the fair market value shall be the determination by such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

         "Purchase  Agreement"  means the Amended  and  Restated  Note  Purchase
Agreement dated as of January 28 , 2004 between the Issuer and the original Holder.

         "Registration Statement" means the registration statement on Form SB-2 or another available form registering the Warrant Shares. as described in
Section 5 of the Purchase Agreement.

         "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

         "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

         "Term" has the meaning specified in Section 2 hereof.

         "Trading Day" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices) or such other senior United States trading facility as in the issuer may elect; provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

         "Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

         "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 3(c), 3(d) or 3(e) hereof or of any of such other Warrants.

         "Warrant Price" initially means U.S. $_____, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 5 hereto.

         "Warrant Share Number" means at any time the aggregate number of Warrant Shares which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments to such number made or required to be made under the terms hereof.

         "Warrant Shares" means shares of Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

2. Term. The right to subscribe for and purchase Warrant Shares represented hereby shall commence on the date hereof and shall expire at 5:00 p.m., Eastern Standard Time, on the date that is ________________ afterward (such period being the "Term").

3. Method of Exercise and Payment; Issuance of New Warrant Certificates; Transfer and Exchange.

         (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term, and this Warrant shall be considered exercised on the date (the "Exercise Date") that the amount payable under Section 3(b) is received.

         (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) by facsimile transmission (followed by delivery of the originals) at the principal office of the Issuer, and by the payment in full to the Issuer of an amount of consideration therefore equal to the Warrant Price in effect on the Exercise Date multiplied by the number of Warrant Shares with respect to which this Warrant is then being exercised, payable (a) by wire transfer of same-day or next-day U.S. dollar denominated funds to the account of the Issuer at a financial institution designated from time to time by the Issuer pursuant to the Purchase Agreement or (b) the cancellation of any indebtedness of principal or interest then owed by the Company to the Holder ) by facsimile transmission (followed by delivery of the originals) .

         (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the Warrant Shares so purchased shall be dated as of the Exercise Date and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after the Exercise Date, and the Holder hereof shall be deemed for all purposes to be the Holder of the Warrant Shares so purchased as of the Exercise Date and (ii) unless this Warrant has expired, a new Warrant representing the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

         (d) Transferability of Warrant. Subject to Section 3(f), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of subsection (f) of this Section 3, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of Warrant Shares, each new Warrant to represent the right to purchase such number of Warrant Shares as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant hereto.

         (e) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

         (f) Compliance with Securities Laws.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

                  (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                  THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR HIENERGY TECHNOLOGIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                  (iii) The restrictions imposed by this subsection (f) upon the transfer of this Warrant or the Warrant Shares to be purchased upon exercise hereof shall terminate (A) when such securities shall have been resold pursuant to an effective registration statement under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of Warrant Shares, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

4. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

         (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all Warrant Shares which may be issued upon the exercise of this Warrant or any shares of capital stock otherwise issuable hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by, through or under Issuer., other than resale restrictions under the federal or state securities laws.

         (b) Reservation. The Issuer covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will, upon notice from the Holder of such requirement, in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all Warrant Shares from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued Warrant Shares which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

         (c) Covenants. The Issuer shall not by any action, including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

         (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

5. Adjustment of Warrant Price and Warrant Share Number. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 5. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 5 in accordance with Section 6.

         (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

                  (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or
         (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or
         (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 5.

                  (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

         (b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

                  (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

                  (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

         then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

Intentionally Omitted.

         (d) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

         (e) Escrow of Warrant Shares. If after any property becomes distributable pursuant to this Section 5 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

6. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 5 hereof (for purposes of this Section 6, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto.

7. Fractional Shares. No fractional Warrant Shares will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

8. Call. Notwithstanding anything herein to the contrary, commencing any time during the effectiveness of the registration statement registering the Warrant SharesRegistration Statement, the Issuer, at its option, may call up to one hundred percent (100%) of this Warrant if the Per Share Market Value of the Common Stock has been equal to or greater than $2.50 per share for a period of five (5) consecutive Trading Days immediately prior to the date of delivery of the Call Notice (a "Call Notice Period") by providing the Holder of this Warrant written notice pursuant to Section 13 (the "Call Notice"). The rights and privileges granted pursuant to this Warrant with respect to the Warrant Shares subject to the Call Notice (the "Called Warrant Shares") shall expire on the twentieth (20th) day after the Holder receives the Call Notice (the "Early Termination Date") if this Warrant is not exercised with respect to such Called Warrant Shares prior to such Early Termination Date. In the event this Warrant is not exercised with respect to the Called Warrant Shares, the Issuer shall remit to the Holder of this Warrant (i) $.01 per Called Warrant Share and (ii) a new Warrant representing the number of Warrant Shares, if any, which shall not have been subject to the Call Notice upon the Holder tendering to the Issuer the applicable Warrant certificate.

9. Ownership Cap and Certain Exercise Restrictions.

         (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that such holder would like to waive this Section 9(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 9(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant; provided, further, that the Holder shall be entitled to waive this provision immediately in connection with the exercise of this Warrant with respect to Called Warrant Shares.

         (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this Warrant providing the Company with a Waiver Notice that such holder would like to waive this Section 9(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 9(b) shall be of no force or effect with regard to those Warrant Shares referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant; provided, further, that the Holder shall be entitled to waive this provision immediately in connection with the exercise of this Warrant with respect to Called Warrant Shares.

10. Other Notices. In case at any time:

         (a) the Issuer shall make any distributions to the holders of Common Stock; or

         (b) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

         (c) there shall be any reclassification of the Capital Stock of the Issuer; or

         (d) there shall be any capital reorganization by the Issuer; or

         (e) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

         (f) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Holder shall have the right to send two (2) representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this
Section 11 except with the consent of the Holder of this Warrant or pursuant to this Warrant Agreement.

12. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

13. Notices. All notices, requests, consents or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Business Day, or if not, then on the next Business Day, (ii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next-day delivery with verification of delivery or (iii) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be at the relevant Holder's last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

         HiEnergy Technologies, Inc.
         1601B Alton Parkway
         Irvine, California 92606
         Attention: Chief Executive Officer
         Tel. No.: (949) 757-0855
         Fax No.: (949) 757-1477

with a copy to:

         Richardson & Patel, LLP
         Attention: Nimish P. Patel, Esq.
                    10900 Wilshire Blvd. Suite 500
                    Los Angeles, CA 90024
         Tel No.:  (310) 208-1132
         Fax No.:  (310) 208-1154

Copies of notices to the Holder shall be sent to the attorney indicated in the signature pages to this Warrant. Any party hereto may from time to time change its or its attorney's address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

14. Warrant Transfer Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent or more than one agent having an office in New York, New York for the purpose of being directly involved with Holder in respect to issuing Warrant Shares upon the exercise of this Warrant pursuant to subsection (b) of Section 3 hereof, transferring or exchanging this Warrant or any Warrant Certificate pursuant to subsection (d) of Section 3 hereof or replacing this Warrant or any Warrant Certificate pursuant to subsection (d) of
Section 4 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent or agents, as designated from time to time by the Issuer.

15. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant, and the Holder likewise stipulates that the remedies at law of the Issuer, are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein, interim relief, or by an injunction for performance or against a violation of any of the terms hereof. This Warrant is acquired by the Holder pursuant to and subject to the terms of the Purchase Agreement.

16. Successors and Assigns. All respective rights, powers and privileges and respective obligations evidenced by this Warrant shall inure to the benefit of and be binding upon the Issuer and only the registered successors and registered assigns of the Holder hereof and (to the extent provided herein) the Holders of Warrant Shares issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Shares.

17. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

18. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed to modify any other term or provision of this Agreement.

         IN WITNESS WHEREOF, the Issuer has executed this Warrant to Purchase Shares of Common Stock of HiEnergy Technologies, Inc., Warrant No. W-___, as of the date first above written.

HIENERGY TECHNOLOGIES, INC.


By:
    --------------------------
Name: Dr. Bogdan C. Maglich
Title: Chief Executive Officer

                                   SCHEDULE A

(ACCURATE ONLY AS OF THE DATE OF THE DATE FIRST SET FORTH ABOVE, AND SUBJECT TO FUTURE CHANGES IN THE REGISTERED HOLDER AS LISTED ABOVE AND SUCCESSORS AND ASSIGNS REGISTERED PURSUANT TO THE WARRANT.)

REGISTERED HOLDER                                    COPY TO

                           HIENERGY TECHNOLOGIES, INC.

                                  EXERCISE FORM

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase ________ shares of Common Stock of HiEnergy Technologies, Inc. covered by the within Warrant.

Dated: _________________
Signature: ___________________________

Address:
         ----------------------------

         ----------------------------



                                 ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________
Signature: ___________________________

Address:
         ----------------------------

         ----------------------------

                             PARTIAL ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ Warrant Shares evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________
Signature: ___________________________

Address:
         ----------------------------

         ----------------------------